                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
           the Securities and Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant  /X/

    Filed by a Party other than the Registrant  / /

    Check appropriate box:
    /X/  Preliminary Proxy Statement

    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    / /  Definitive Proxy Statement

    / /  Definitive Additional Materials

    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

         Investment Grade Municipal Income Fund Inc.
        PaineWebber Premier Insured Municipal Income Fund Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:
        ________________________________________________________________________

    2)  Aggregate number of securities to which transaction applies:
        ________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________

    4)  Proposed maximum aggregate value of transaction:
        ________________________________________________________________________

    5)  Total fee paid:
        ________________________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
        ________________________________________________________________________

    2)  Form, Schedule or Registration Statement No.:
        ________________________________________________________________________

    3)  Filing Party:
        ________________________________________________________________________

    4)  Date Filed:
        ________________________________________________________________________

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
               (DOING BUSINESS AS INSURED MUNICIPAL INCOME FUND)

                          1285 Avenue of the Americas
                            New York, New York 10019

                                                               February   , 1996

Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

    After we acquired the Kidder, Peabody mutual funds last February, our enlarged menu of funds was confusing -- too many had overlapping objectives or were too narrowly focused. During 1995, we consolidated many of our funds by focusing on those types of funds most investors want. This consolidation allowed us to lower expense ratios (in most cases) and to clarify fund names. These votes are the final phase of that fund consolidation.

    Special meetings of Investment Grade Municipal Income Fund Inc. and PaineWebber Premier Insured Municipal Income Fund Inc. (doing business as Insured Municipal Income Fund) are being held on April 11, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. In the past, when we have solicited proxies for your Fund, we have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of both Funds are being asked to approve some of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save money, one proxy statement has been prepared for both Funds. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

    We have retained an outside firm that specializes in proxy solicitation to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

    Thank you for your attention to this matter and for your continuing investment in the Funds.

                                          Very truly yours,

                                          Margo N. Alexander
                                          PRESIDENT

 PROXY CARDS FOR EACH OF YOUR FUNDS ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING EACH ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: The purpose of this proxy is to ask you to vote on two primary issues:

       -to elect eleven Board members, and

       -to approve changes to your Fund's fundamental investment restrictions.

    In addition, shareholders of PaineWebber Premier Insured Municipal Income Fund Inc. are being asked to approve an amendment to the Fund's Articles of Incorporation that would change the formal name of the Fund to "Insured Municipal Income Fund Inc." The Fund has been doing business under the name "Insured Municipal Income Fund" since August, 1995.

Q: WHY AM I RECEIVING PROXY INFORMATION ON A FUND THAT I DO NOT OWN?

A: In the past, when we have solicited proxies for your Fund, we have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of both of these Funds are being asked to approve some of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Fund as well. Therefore, in order to save money, one proxy statement has been prepared for both Funds.

Q: WHY ARE YOU RECOMMENDING A UNIFIED BOARD FOR THE FUNDS?

A: A Corporate Governance Task Force, comprised of a number of the Funds' existing Board Members, assisted by Mitchell Hutchins representatives, recommended to the Fund Boards, and they agreed, that PaineWebber funds should be governed by larger Boards composed of the same members. The Task Force concluded that this "unified" Board structure benefits the Funds by creating a diverse, experienced group of Board Members who understand the operations of the PaineWebber funds and are exposed to the wide variety of issues that arise from overseeing different types of funds.

Q: WHY HAS THE BOARD BEEN EXPANDED TO ELEVEN MEMBERS?

A: At the  recommendation of the  Corporate Governance Task  Force, each  Fund's
    Board has been expanded to include eleven members, eight of whom would be independent. As before, two of each Fund's Board Members would be elected by the holders of the Fund's Auction Preferred Shares, and the remainder of the Board Members would be elected by all of the Fund's shareholders, voting together.

    The Task Force considered issues relating to the management and long-term welfare of the Funds. It recommended, and the Boards agreed to adopt, an expanded Board as part of an overall plan to coordinate and enhance the efficiency of the governance of the Funds. Expanding the size of the Boards is intended to facilitate the increased use of Board committees for different purposes, including the periodic review of the Funds' contractual and audit arrangements. The Fund Boards approved the Task Force recommendations and nominated eleven individuals drawn primarily from the existing Boards.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER ADVISORY FEES?

A: No. The advisory and administrative fees charged to each Fund will remain the same.

Q:  WHAT  ARE  "FUNDAMENTAL" INVESTMENT  RESTRICTIONS,  AND WHY  ARE  THEY BEING
    CHANGED?

A: A Fund's "fundamental"  investment restrictions are  limitations placed on  a
    Fund's investment policies that can be changed only by a shareholder vote -- EVEN IF THE CHANGES ARE MINOR. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions when the Fund was created, and many of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Funds' Boards believe that fundamental investment restrictions that are not legally required should be eliminated and that the remaining fundamental restrictions should be modernized and made more uniform. The Boards believe that the proposed changes to the Funds' fundamental investment restrictions will provide greater flexibility. The proposed changes also will eliminate minor differences in wording that may give rise to unintended differences in interpretation.

Q: DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A: No. None  of the proposals  would change the  investment objective of  either
    Fund.

Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A: The Boards do not believe that the proposed changes to fundamental investment restrictions will result at this time in a material change in the level of investment risk for either Fund. However, the changes will allow each Fund greater flexibility to respond to future investment opportunities by making changes in non-fundamental investment policies that, at a future time, its Board considers desirable. A shareholder vote will not be necessary for future changes to non-fundamental investment policies or restrictions.

Q: WHAT ARE MY BOARD'S RECOMMENDATIONS?

A: The Board of each Fund has recommended that you vote "FOR" the nominees for Board Member and "FOR" each Proposal that applies to your Fund.

    THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS RELATING TO YOUR FUND. PLEASE READ IT CAREFULLY.

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
              (DOING BUSINESS AS "INSURED MUNICIPAL INCOME FUND")

                            ------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 1996

                            ------------------------

TO THE SHAREHOLDERS:

    Special meetings of the shareholders of each of Investment Grade Municipal Income Fund Inc. and PaineWebber Premier Insured Municipal Income Fund Inc. (doing business as "Insured Municipal Income Fund") ("Funds") will be held at 1285 Avenue of the Americas, 38th Floor, New York, New York, on April 11, 1996 at 2:00 p.m., Eastern time, for the purpose of considering the following proposals with respect to the Funds:

    (1) For each Fund, for all of its shareholders to elect nine members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

    (2) For each Fund, for the holders of the Fund's auction preferred shares to elect two members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

    (3) For each Fund, to approve certain changes to its fundamental investment restrictions and policies;

    (4) For PaineWebber Premier Insured Municipal Income Fund Inc., to amend its Articles of Incorporation to change its name to "Insured Municipal Income Fund Inc."; and

    (5) For each Fund, to transact such other business as may properly come before the meetings and any adjournments thereof.

    You are entitled to vote at the meetings, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on February 16, 1996. If you attend the meetings, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETINGS, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Boards,

                                          DIANNE E. O'DONNELL
                                          SECRETARY
February   , 1996
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
    ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE
CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1.   Individual Accounts:   Sign  your name  exactly as  it appears  in  the
registration on the proxy card.

    2.   Joint  Accounts:   Either party  may sign,  but the  name of  the party
signing should conform exactly to the name shown in the registration on the proxy card.

    3.   All Other Accounts:   The capacity of  the individual signing the proxy
card should be indicated unless it is reflected in the form of registration. For example:

                               REGISTRATION                                             VALID SIGNATURE
---------------------------------------------------------------------------  -------------------------------------

Corporate Accounts
    (1) ABC Corp...........................................................  ABC Corp.
                                                                             John Doe, Treasurer
    (2) ABC Corp...........................................................  John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer..................................  John Doe
    (4) ABC Corp. Profit Sharing Plan......................................  John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership................................................  Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership...............................  Jane B. Smith, General Partner

Trust Accounts
    (1) ABC Trust Account..................................................  Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78................................  Jane B. Doe

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
        UGMA/ UTMA.........................................................  John B. Smith
    (2) Estate of John B. Smith............................................  John B. Smith, Jr.
                                                                             Executor

                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
              (DOING BUSINESS AS "INSURED MUNICIPAL INCOME FUND")

                          1285 Avenue of the Americas
                            New York, New York 10019

                            ------------------------

                                PROXY STATEMENT
         SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON APRIL 11, 1996

                            ------------------------

    This proxy statement is being furnished to holders of Shares of Investment Grade Municipal Income Fund Inc. and PaineWebber Premier Insured Municipal Income Fund Inc. (doing business as "Insured Municipal Income Fund") ("Funds") in connection with the solicitation by their respective Boards of proxies to be used at special meetings ("Meetings") of Shareholders to be held on April 11, 1996 at 2:00 p.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to Shareholders on or about February
  , 1996.

    Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), organized as a Maryland corporation. Shares of the common stock ("Common Stock") and the auction preferred shares ("APS") of each Fund are referred to, collectively, as "Shares," and the holders of the Shares are "Shareholders." Each Fund's board of directors is referred to as a "Board," and the directors are "Board Members." A listing of the formal name for each Fund and the shorthand name for each Fund that is used in this proxy statement is set forth below.

                                                                                         PROPOSALS
                                                               NAME AS USED IN THIS    APPLICABLE TO
FUND NAME                                                        PROXY STATEMENT           FUND
------------------------------------------------------------  ----------------------  ---------------
Investment Grade Municipal Income Fund Inc..................  Investment Grade          1, 2 and 3
                                                               Income Fund
PaineWebber Premier Insured Municipal Income Fund Inc.......  Insured Municipal        1, 2, 3 and 4
                                                               Income Fund

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is the investment adviser and administrator for each Fund. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which, in turn, is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. PaineWebber has, from time to time, acted as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of each Fund's Shares. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                               VOTING INFORMATION

    For each Fund, the presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings.

    In the event that a quorum (including a quorum of a Fund's APS with respect to the election of the two Board Members who are to be elected by the APS) is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    The solicitation of proxies, the cost of which will be borne by the Funds (and by the other funds within the PaineWebber fund complex that currently are soliciting proxies on substantially the same matters), will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins or PaineWebber, who will not receive any compensation therefor from the participating funds, or by Shareholder Communications Corporation, professional proxy solicitors retained by the participating funds,
who  will be  paid aggregate  fees and  expenses of  approximately $         for
soliciting services.

    Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes will have no effect on Proposals 1 and 2, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against Proposals 3 and 4 for which the required vote is a percentage of the Shares present or outstanding.

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions and are a holder of Shares of a Fund's Common Stock, those Shares will be voted FOR the nine nominees for the Board Memberships for which the holders of Common Stock are entitled to vote, as discussed in connection with Proposal 1; if you give no voting instructions and you are a holder of a Fund's APS, those Shares will be voted FOR all eleven Board nominees named herein. Also, if you give no voting instructions, your Shares of both Common Stock and APS will be voted FOR the remaining proposals described in this proxy statement and relating to your Fund. If any nominee for the Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    Information as to the number of outstanding Shares of each Fund as of the record date, February 16, 1996 ("Record Date"), is set forth below:

                                                                   NUMBER OF SHARES     NUMBER OF
                                                                   OF COMMON STOCK      SHARES OF
NAME OF FUND                                                         OUTSTANDING     APS OUTSTANDING
-----------------------------------------------------------------  ----------------  ----------------
Investment Grade Income Fund.....................................
Insured Municipal Income Fund....................................

    A listing of the owners of more than 5% of the shares of any Fund as of January 31, 1996 is set forth in Exhibit A.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF EITHER FUND MAY REQUEST COPIES OF THAT FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT 1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019, OR BY CALLING 1-800-647-1568.

    Except as otherwise indicated herein, all of the outstanding Shares of a Fund's Common Stock and APS will vote together as a single class with respect to each matter proposed to be voted upon by the Fund's Shareholders at the Meetings. However, as described below in connection with Proposals 1 and 2, the holders of each Fund's APS, voting as a separate class, are entitled to elect two of their respective Fund's Board Members. Each full Share of each Fund outstanding is entitled to one vote and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote with respect to each matter to be voted upon by the holders of the Common Stock or APS of that Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                            ------------------------

                 PROPOSALS 1 AND 2 -- ELECTION OF BOARD MEMBERS

    RELEVANT FUNDS.  Both Funds.

    DISCUSSION. The Board of each Fund has acted to expand its membership to eleven members and has nominated the eleven individuals identified below for election to the related Fund's Board at its Meeting. Under Proposals 1 and 2, Shareholders of each Fund are being asked to vote on those nominees. For each Fund, holders of the Fund's APS, voting as a separate class, are entitled to elect two of that Fund's Board Members. Margo N. Alexander and Meyer Feldberg, each of whom currently is a member of each Fund's Board and has been elected by the holders of that Fund's APS, have been nominated by the current Boards to be elected to the Boards by the APS holders under Proposal 2. The other nine Board Members for each Fund will be elected by the holders of that Fund's Common Stock and APS, voting together as a single class. Those nine nominees are listed below and have been nominated by the current Boards to be elected to the Boards by the Common Stock and APS holders under Proposal 1. Pertinent information about each nominee is set forth in the listing below and in Exhibits B through D. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of Shareholders or until his or her successor is duly elected and qualified, or until he or she resigns or is otherwise removed.

    The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for each Fund reflect an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are part of the PaineWebber fund complex. This plan was developed by a Corporate Governance Task Force comprised of a number of current Board Members who are not "interested persons" of the Funds, as defined in the 1940 Act ("independent" Board Members), with the advice of their counsel, and assisted by representatives of Mitchell Hutchins and Fund counsel. The Corporate Governance Task Force considered various matters related to the management and long-term welfare of the Funds and made recommendations to the Boards, including proposals concerning the size and composition of the Boards, committee structures, fees and related matters. These proposals, the substance of which is summarized below, were adopted by the Boards at meetings in November, 1995. The nominees for independent Board memberships were selected by the Board of each Fund. With the exception of the nominations for Board membership, which are the subject of Proposals 1 and 2, no Shareholder action is required with respect to the Corporate Governance Task Force recommendations.

    Consistent with the recommendations of the Corporate Governance Task Force, and concurrently with this proxy solicitation, shareholders of other funds within the PaineWebber fund complex are also being asked to elect the below-listed nominees to the boards of their funds. However, the election of the nominees for the Board of either of the Funds is not conditioned upon their election to the Board of the other Fund or of any other fund within the PaineWebber fund complex.

    The Boards believe that coordinated governance through a unified group of Board Members will benefit each of the Funds. Despite some recent consolidations, the PaineWebber fund complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new funds intended to serve a wide variety of investment needs and the recent acquisition of the asset management business of Kidder, Peabody Asset Management Inc. The PaineWebber fund complex currently includes [66] portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies. These include money market funds; bond funds that invest in corporate and other bonds with varying maturities and risk characteristics; municipal bond funds; balanced funds that invest in combinations of debt and equity securities; growth funds that invest in a wide variety of domestic equity securities; and global funds that invest in debt or equity securities from around the world. The Boards believe that the Funds will benefit from the experience that each nominee will gain by serving on the Boards of such a diverse group of funds. Coordinated governance within the PaineWebber fund complex also will reduce the possibility that the separate Boards might arrive at conflicting decisions regarding the operations and management of the Funds and any resulting costs.

    The Boards also believe that the Funds will benefit from the diversity and experience of the nominees that would comprise the expanded Boards. These nominees have had distinguished careers in government, finance, law, marketing and other areas and will bring a wide range of expertise to the Boards. Eight of the eleven nominees have no affiliation or business connection with PaineWebber or Mitchell Hutchins and would be independent Board Members. Independent Board Members are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management. They also constitute the members of the Boards' audit committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time. Due to the demands of service on the Boards, independent nominees may need to reject other attractive
opportunities.  With the exception  of [             ],  each of the independent
nominees already serves as an independent Board Member for one or more funds within the PaineWebber fund complex and understands the operations of the complex.

    The proposed unified Board structure will require a greater expenditure of time by each Board Member. Election of the eleven nominees will permit the Boards to enhance their supervision of the Funds by increased use of a committee structure. Under the Board structure envisioned by the Corporate Governance Task Force and adopted by the Boards, each Board's audit committee is being divided into two sub-committees, each comprised of four of the independent Board Members. Each sub-committee will function as an audit and contract review committee that periodically will review the contractual and audit arrangements for Funds having similar characteristics and will report and make recommendations to the full Board. The sub-committee structure will enable Board members both to develop expertise about particular Funds, while still benefiting from the experience and knowledge of the full Boards. Other committees may be used in the future. It is anticipated that the full Boards will have five regularly scheduled meetings per year.

    As recommended by the Corporate Governance Task Force, the compensation paid to independent Board Members will change. Under the new structure, each independent Board Member will be paid annual fees of $1,000 (compared to $1,500 currently) per Fund and will receive an attendance fee of $150 (compared to $250 currently) for each Board meeting and for each committee meeting (other than committee meetings held on the same date as a Board meeting). The chairman of the audit committee, and the chairman of the audit and contract review subcommittee of which the audit committee is not a member, will receive additional annual compensation from the PaineWebber funds of $15,000. Interested Board Members will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings. A table setting forth information relating to the compensation paid to Board Members during the past fiscal and calendar years is attached as Exhibit
C. Pursuant to the recommendations of the Corporate Governance Task Force, each Board Member will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old.

    The nominees for election as Board Members, their ages, and a description of their principal occupations are listed in the table below. A table indicating the stock ownership of each nominee as of January 31, 1996 is attached as Exhibit D.

          NOMINEE; AGE             BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------------------  ----------------------------------------------------------------------
Margo N. Alexander;* 48           Mrs. Alexander is president, chief executive officer and a director of
                                  Mitchell  Hutchins  (since  January,  1995).  Mrs.  Alexander  is   an
                                  executive  vice president and director  of PaineWebber. Mrs. Alexander also is a  director or  trustee of  3 investment  companies for  which
                                  Mitchell Hutchins or PaineWebber serves as investment adviser.
Richard Q. Armstrong; 60          Mr. Armstrong is chairman and principal of RQA Enterprises (management consulting  firm)  (since April  1991  and principal  occupation since
                                  March 1995). Mr.  Armstrong is also  a director of  Hi Lo  Automotive,
                                  Inc.  He  was  chairman  of the  board,  chief  executive  officer and co-owner of  Adirondack Beverages  (producer and  distributor of  soft drinks and sparkling/still waters) (October 1993-March 1995). He was a partner  of the  New England  Consulting Group  (management consulting firm) (December 1992-September 1993). He was managing director of LVMH
                                  U.S.  Corporation  (U.S.  subsidiary   of  the  French  luxury   goods
                                  conglomerate,  Louis Vuitton  Moet Hennessey  Corporation) (1987-1991)
                                  and chairman  of  its  wine  and  spirits  subsidiary,  Schieffelin  &
                                  Somerset  Company  (1987-1991). Mr.  Armstrong also  is a  director or trustee of  6  investment companies  for  which Mitchell  Hutchins  or
                                  PaineWebber serves as investment adviser.
E. Garrett Bewkes, Jr.;* 69       Mr.  Bewkes is a director of, and  a consultant to, PW Group. Prior to
                                  1988, he  was chairman  of the  board, president  and chief  executive officer of American Bakeries Company. Mr. Bewkes is also a director of
                                  Interstate  Bakeries Corporation and  NaPro Bio-Therapeutics, Inc. Mr.
                                  Bewkes also is a  director or trustee of  24 investment companies  for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          NOMINEE; AGE             BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------------------  ----------------------------------------------------------------------
Richard Burt; 47                  Mr.  Burt is chairman of  International Equity Partners (international investments and consulting firm) (since  March 1994) and a partner  of
                                  McKinsey  & Company (management  consulting firm) (since  1991). He is also a  director of  American  Publishing Company.  He was  the  chief negotiator  in  the Strategic  Arms  Reduction Talks  with  the former
                                  Soviet Union  (1989-1991)  and  the U.S.  Ambassador  to  the  Federal
                                  Republic  of  Germany  (1985-1989). Mr.  Burt  also is  a  director or trustee of  7  investment companies  for  which Mitchell  Hutchins  or
                                  PaineWebber serves as investment adviser.
Mary C. Farrell;* 46              Ms.  Farrell is a managing director, senior investment strategist, and member of the Investment Policy Committee of PaineWebber. Ms.  Farrell
                                  joined  PaineWebber in 1982. She is  a member of the Financial Women's
                                  Association and  Women's  Economic Roundtable  and  is employed  as  a regular  panelist on Wall $treet Week  with Louis Rukeyser. She serves on the Board  of Overseers of  New York University's  Stern School  of
                                  Business.
Meyer Feldberg; 53                Mr.  Feldberg  is Dean  and Professor  of  Management of  the Graduate
                                  School of  Business,  Columbia  University.  Prior  to  1989,  he  was
                                  president  of the Illinois  Institute of Technology.  Dean Feldberg is
                                  also a  director of  AMSCO  International Inc.,  Federated  Department
                                  Stores,  Inc.  and New  World  Communications Group  Incorporated. Mr.
                                  Feldberg also is a director or trustee of 19 investment companies  for which Mitchell Hutchins or PaineWebber serves as investment adviser.
George W. Gowen; 66               Mr.  Gowen is  a partner  in the law  firm of  Dunnington, Bartholow &
                                  Miller. Prior to May 1994,  he was partner in  the law firm of  Fryer,
                                  Ross  & Gowen. Mr.  Gowen is also  a director of  Columbia Real Estate
                                  Investments, Inc.  Mr. Gowen  also  is a  director  or trustee  of  17 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Frederic V. Malek; 59             Mr. Malek is chairman of Thayer Capital Partners (investment bank) and a  co-chairman and director of CB Commercial Group Inc. (real estate).
                                  From January  1992  to  November  1992, he  was  campaign  manager  of
                                  Bush-Quayle  '92. From  1990 to 1992,  he was vice  chairman and, from
                                  1989 to 1990, he  was president of Northwest  Airlines Inc., NWA  Inc.
                                  (holding  company of Northwest Airlines  Inc.) and Wings Holdings Inc.
                                  (holding company of NWA Inc.). Prior  to 1989, he was employed by  the
                                  Marriott   Corporation  (hotels,  restaurants,  airline  catering  and contract feeding),  where  he  most recently  was  an  executive  vice president  and president of Marriott Hotels  and Resorts. Mr. Malek is also a director of American  Management Systems, Inc., Automatic  Data
                                  Processing, Inc., Avis, Inc., FPL Group, Inc., National Education Cor-
                                  poration  and Northwest Airlines Inc. Mr.  Malek also is a director or trustee of  17 investment  companies for  which Mitchell  Hutchins  or
                                  PaineWebber serves as investment adviser.

          NOMINEE; AGE             BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------------------  ----------------------------------------------------------------------
Carl W. Schafer; 60               Mr.  Schafer  is  president  of  the  Atlantic  Foundation (charitable foundation supporting mainly oceanographic exploration and  research).
                                  He  also  is  a  director of  Roadway  Express,  Inc.  (trucking), The
                                  Guardian Group of Mutual  Funds, Evans Systems,  Inc. (a motor  fuels, convenience  store and  diversified company),  Hidden Lake  Gold Mines
                                  Ltd.  (gold  mining),  Electronic  Clearing  House,  Inc.   (financial
                                  transactions processing), Wainoco Oil Corporation and Nutraceutix Inc.
                                  (biotechnology).  Prior to January  1993, Mr. Schafer  was chairman of the  Investment  Advisory  Committee  of  the  Howard  Hughes  Medical
                                  Institute.  Mr. Schafer also is a  director or trustee of 7 investment companies  for  which  Mitchell  Hutchins  or  PaineWebber  serves  as investment adviser.
[NAME, AGE AND BIOGRAPHY OF
ELEVENTH NOMINEE TO BE INSERTED]
John R. Torell III; 56            Mr.  Torell is chairman of Torell Management, Inc. (financial advisory firm), partner  of  Zilkha &  Company  (merchant banking  and  private investment company) and chairman of Telesphere Corporation (electronic provider  of  financial information).  He is  the former  chairman and chief executive officer of  Fortune Bancorp (1990-1991 and  1990-1994,
                                  respectively).   He  is  the  former  chairman,  president  and  chief
                                  executive officer of CalFed, Inc. (savings association) (1988 to 1989)
                                  and former president of Manufacturers  Hanover Corp. (bank) (prior  to
                                  1988).  Mr. Torell is also a director of American Home Products Corp.,
                                  Volt  Information  Sciences   Inc.,  and  New   Colt  Inc.   (armament
                                  manufacturer).  Mr.  Torell  also  is  a  director  or  trustee  of  7 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

------------------------
*Indicates "interested person" of the Funds as defined by the 1940 Act, by reason of his or her position with Mitchell Hutchins, PaineWebber or PW Group and/or share ownership in PW Group.

    The Board of Insured Municipal Income Fund met seven times during its most recently completed fiscal year. The Board of Investment Grade Income Fund met six times during its most recently completed fiscal year. Each Board has an audit committee consisting of its independent Board Members (currently, Richard
Q. Armstrong, Meyer Feldberg, Richard Burt, John R. Torell III and William D. White). Each of the members attended 75% or more of Board meetings during each Fund's most recently completed fiscal year, with the exception of Mr. Burt and Mr. White with respect to Insured Municipal Income Fund. Each of the members of the audit committee attended 75% or more of that committee's meetings during each Fund's most recently completed fiscal year. The duties of the audit committee are (a) to review reports prepared by the Company's independent auditors, including reports on the Company's internal accounting control procedures; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. The Boards do not have standing nominating or compensation committees. Information concerning Fund officers is set forth in Exhibit E.

    REQUIRED  VOTE.   For  each  Fund, and  provided  a quorum  is  present: the candidates for the two Board Memberships to be elected by the APS holders receiving the affirmative vote of a plurality of the votes cast for the election of Board Members by APS holders will be elected to those Board Memberships; and the candidates for the remaining Board Memberships receiving the affirmative vote of a plurality of the votes cast for the election of Board Members by all Shareholders will be elected to the remaining Board Memberships.

      EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSALS 1 AND 2.

                            ------------------------

          PROPOSAL 3 -- APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
              RESTRICTIONS AND POLICIES OF EACH FUND

    RELEVANT FUNDS.  Both Funds.

    REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with Shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Fund's Board without Shareholder approval.

    Certain of the fundamental restrictions that the Funds have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new funds have been created within the PaineWebber fund complex over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

    Accordingly, the Boards have approved revisions to their respective Funds' fundamental restrictions in order to simplify, modernize and make more uniform within the PaineWebber fund complex those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. Existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions. Notwithstanding the changes to the Funds' fundamental investment restrictions proposed under Proposal 3, the Funds' investment policies would continue to be subject to the guidelines and other restrictions with which the Funds agreed to comply in connection with the rating of the APS by Standard & Poor's, a division of The McGraw Hill Companies, Inc., or Moody's Investors Service, Inc.

    The Boards believe that the proposed changes to the Funds' fundamental restrictions will enhance management's ability efficiently and effectively to manage the Funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Fund will more often be able to avoid the costs and delays associated with a Shareholder meeting when making changes to its investment policies that, at a future time, its Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Boards do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

    The text and a summary description of each proposed change to the Funds' fundamental restrictions are set forth below. Shareholders should refer to Exhibit FR to this proxy statement for the text of the Funds' existing fundamental restrictions.

    The text below also describes those non-fundamental restrictions that would be adopted by the Boards in conjunction with the elimination of fundamental restrictions under Proposal 3. Any non-fundamental restriction may be modified or eliminated by the appropriate Board at any future date without any further approval of Shareholders.

    If the proposed changes are approved by Shareholders of the respective Funds at the Meeting, the Funds' statements of additional information will be revised to reflect those changes. This will occur as soon as practicable following the Meetings. Proposal 3 will not result in a change to any Fund's investment objective, even though it also constitutes a fundamental policy.

    If approved by the Shareholders, these revisions must be filed with the Securities and Exchange Commission ("SEC") and are subject to a comment and review process. To the extent necessary to comply with regulatory comments or to conform with the definitions and other terminology used in a Fund's prospectus or statement of additional information, the language of these provisions may be subject to further modification. However, any material change would require Shareholder approval.

    PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Funds' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Funds' current fundamental restrictions. Also set forth is a restatement of the Fund's fundamental restriction on senior securities and borrowing, which is not being changed. With respect to each Fund and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Fund's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

    1. MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION FOR DIVERSIFIED FUNDS.

        PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies."

    The following interpretation applies to, but is not a part of, this fundamental restriction: "Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity."

    With respect to Insured Municipal Income Fund, the foregoing interpretation includes the following: "This restriction does not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer."

    DISCUSSION: The Funds are "diversified" investment companies under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as "diversified" for that purpose. The Funds' current restrictions are somewhat more limiting than is necessary in order to qualify as "diversified" funds. For example, the Funds' restrictions do not reflect exceptions to the legally required restriction for investments in securities of other investment companies. The Funds' current restrictions also do not refer to the required limitation on holding more than 10% of an issuer's voting securities. The proposed language would conform to language being proposed for use by other funds within the PaineWebber fund complex.

    Proposal 3 would not change the affirmative fundamental policy of Insured Municipal Income Fund, as stated in its prospectus, of normally investing at least 80% of its total assets in insured municipal obligations.

    2.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

        PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities."

    DISCUSSION: The proposed changes to the Funds' fundamental concentration policy would conform the language of the Funds' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Boards believe that conforming the language in this manner will help avoid unintended differences in interpretation or effect.

    3. MODIFICATION OF FUNDAMENTAL RESTRICTION ON SENIOR SECURITIES AND BORROWING (UNCHANGED).

    TEXT   OF  FUNDAMENTAL  RESTRICTION:    No   change  is  proposed  for  this
restriction. The current restriction, which would remain in effect under Proposal 3, is as follows:

        "The Fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes."

    DISCUSSION: As indicated above, Proposal 3 would make no change to this fundamental restriction.

    4.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

        PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures or other debt securities and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan."

    DISCUSSION: The proposed changes would conform the language of the Funds' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Boards believe that conforming the language in this manner will help avoid unintended differences in interpretation or effect.

    The proposed change also clarifies that loans of portfolio securities will be excluded from the general fundamental restriction on making loans. This does not represent any change in the Fund's existing fundamental policy. The Boards believe that the Funds should not be subject to a fundamental restriction on securities lending and that each Board should be able to govern the extent of securities lending through a non-fundamental policy.

    The Boards have authorized the adoption of non-fundamental policies that would allow each Fund to lend portfolio securities in an amount up to 33 1/3% of its total assets, which is the maximum level permitted under the 1940 Act. Neither of the Funds currently lends any portfolio securities, and the Funds will not do so unless and until specific securities lending programs are considered and approved by their respective Boards. Mitchell Hutchins currently is considering proposals for securities lending programs for the Funds, and it anticipates presenting a recommendation for such a program to the Boards in the near future. Any such program would be subject to a determination that engaging in securities lending would not have an adverse affect on the rating of the Funds' APS.

    Lending securities would enable a Fund to earn additional income but could result in a loss or delay in recovering the securities. Under any securities lending program that may be approved by the Boards, a Fund would lend portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins (or, where applicable, a Fund's sub-adviser) deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. The Fund would pay reasonable administrative and custodial fees in connection with any loan and might pay a negotiated portion of the interest earned on the cash or instruments held as collateral to the borrower or to the placing broker. The Fund would retain the authority to terminate any loans at any time. A Fund would regain record ownership of loaned securities to exercise beneficial rights, such as voting rights, when doing so is considered to be in the Fund's interest.

    5.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

        PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities."

    DISCUSSION: The proposed changes would conform the language of the Funds' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Boards believe that conforming the language in this manner will help avoid unintended differences in interpretation or effect.

    6.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

        PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

    DISCUSSION: The proposed changes to this investment restriction more completely describe the types of real estate-related securities that are permissible and conform the language of the Funds' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Boards believe that conforming the language in this manner will help avoid unintended differences in interpretation or effect.

    7.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

        PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: The proposed changes to this investment restriction are intended to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by its Board. The Boards believe that this flexibility is necessary for the Funds to respond to the rapid and continuing development of derivative products. The proposed changes also allow flexibility in the event of changes in regulatory standards or limitations. The Funds' existing fundamental restrictions already permit the Boards to establish investment policies using most or all of these types of financial contracts. However, each Fund's use of financial contracts is limited by the requirements of the rating agencies that rate the APS.

    8.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

        PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

        Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in margin transactions would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: The Funds are not required to have a fundamental restriction on a Fund's ability to engage in margin transactions. In order to maximize the Funds' flexibility, the Boards believe that the Funds' restrictions on margin transactions should be made non-fundamental.

    The non-fundamental restriction will conform to language being proposed for use by other funds within the PaineWebber fund complex. The language includes an exception for margin deposits in connection with financial contracts or derivative instruments that conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities.

    9.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES.

        PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

        Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in short sales would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: Under the 1940 Act, the SEC is authorized to limit the ability of the Funds to engage in short sales, except in connection with an underwriting in which the Fund is a participant. One type of short sale transaction that is permitted under SEC policies is a short sale "against the box," in which a Fund engages in a short sale of a security that it already owns or has the right to own. These transactions generally are entered into in order to defer realization of gains or losses for tax or other purposes.

    Although the Funds may be limited in their ability to engage in short sales, the Funds are not required to establish a fundamental restriction on short sales. Consistent with the Boards' determination to promote flexibility and efficiency in the event of future changes in the law, the Boards believe that the Funds' fundamental restriction on this subject should be removed and replaced by a non-fundamental restriction. That non-fundamental restriction will conform to language being proposed for use by other funds within the PaineWebber fund complex. The language will contain an exception for short positions in connection with financial contracts or derivative instruments that conforms with the exception contained in the proposed change to the Funds' fundamental restriction on investing in commodities.

    10. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

        PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

        Upon the approval of Proposal 3, the Funds' existing fundamental restrictions on investments in oil, gas or minerals would be eliminated, and the Funds would become subject to the following non-fundamental restriction:

        "The Fund will not invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition."

    DISCUSSION: The Funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize the Funds' flexibility, the Boards believe that the Funds' restrictions on oil, gas and mineral investments should be made non-fundamental.

    The non-fundamental restriction adopted by the Boards will conform to language being proposed for use by other funds within the PaineWebber fund complex and will establish uniform exceptions that serve to clarify the limited scope of the restriction. The non-fundamental restriction applies only to oil, gas and mineral leases and development programs and not to other investments relating to oil, gas or minerals.

    REQUIRED VOTE. Approval of Proposal 3 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Fund or (2) 67% or more of the Shares of the Fund present at the Meeting if more than 50% of the outstanding Shares of the Fund are represented at the Meeting in person or by proxy. With respect to Proposal 3, the Shares of a Fund's Common Stock and APS will vote together as a single class.

    IF PROPOSAL 3 IS NOT APPROVED BY SHAREHOLDERS OF A FUND, THE EXISTING FUNDAMENTAL RESTRICTIONS OF THE FUND WILL CONTINUE IN EFFECT FOR THAT FUND, BUT DISAPPROVAL OF PROPOSAL 3 BY THE SHAREHOLDERS OF ONE FUND WILL NOT AFFECT ANY APPROVALS OF PROPOSAL 3 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER FUND.

      EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                            ------------------------

              PROPOSAL 4 -- AMENDMENT OF ARTICLES OF INCORPORATION

    RELEVANT FUND.  Insured Municipal Income Fund.

    DISCUSSION. Proposal 4 is to amend the Articles of Incorporation of Insured Municipal Income Fund to change the formal name of the Fund from "PaineWebber Premier Insured Municipal Income Fund Inc." to "Insured Municipal Income Fund Inc."

    On June 2, 1995, the Fund's Board, acting upon the recommendation of Mitchell Hutchins, determined to recommend this name change to the Fund's Shareholders. At the same time, the Board approved the Fund's use of "Insured Municipal Income Fund" as a trade name pending a Shareholders' meeting at which a vote on a formal name change could be taken. The Fund has been doing business as "Insured Municipal Income Fund" since August, 1995, when necessary approvals relating to the Fund's listing under that name on the New York Stock Exchange, Inc. were obtained.

    The proposed name change, like the use of "Insured Municipal Income Fund" as a trade name, is intended to facilitate broadened secondary market trading of the Fund's Common Stock within the general brokerage community. Mitchell
Hutchins advised the Fund's Board that discounts from net asset value experienced in secondary market trading of Shares of the Fund's Common Stock may be due in part to a reluctance by many brokerage firms to actively follow and trade closed-end investment companies that are closely associated with a particular retail brokerage firm. Mitchell Hutchins and the Fund's Board believe that the proposed name change will remove that obstacle to more active trading, while accurately describing the Fund's investment objective and policies and, therefore, should benefit holders of the Fund's Common Stock.

    REQUIRED VOTE. Approval of this proposal requires the affirmative vote of a majority of the Shares of the Fund's Common Stock and APS, voting together as a single class.

    THE INSURED MUNICIPAL INCOME FUND BOARD, INCLUDING ITS INDEPENDENT BOARD
          MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                            ------------------------

                             SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit proposals to be considered at a Fund's next annual meeting of Shareholders should send the proposals to that Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the following dates, which have been determined on the basis of SEC rules:

FUND                                                                                        DATE
-----------------------------------------------------------------------------------  -------------------
Investment Grade Income Fund.......................................................  August 3, 1996
Insured Municipal Income Fund......................................................  March 29, 1996

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Funds.

                                          By order of the Boards,
                                          DIANNE E. O'DONNELL
                                          SECRETARY
February   , 1996

          IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES
                                 PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A --    Beneficial Ownership of Greater Than 5% of Fund Shares..................  A-1
Exhibit B --    Year in Which Nominees Became Board Members.............................  B-1
Exhibit C --    Compensation Table......................................................  C-1
Exhibit D --    Stock Ownership of Nominees and Current Board Members...................  D-1
Exhibit E --    Officer Information.....................................................  E-1
Exhibit FR --   Existing Fundamental Restrictions.......................................  FR-1

                                                                       EXHIBIT A

             BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF FUND SHARES

                                                                                              NUMBER AND
                                                                                         PERCENTAGE OF SHARES
                                                                                        BENEFICIALLY OWNED AS
NAME AND ADDRESS*                                          NAME OF FUND                  OF JANUARY 31, 1996
------------------------------------------  ------------------------------------------  ----------------------

------------------------
*Each  of the Shareholders listed in this  Exhibit may be contacted c/o Mitchell
 Hutchins Asset  Management Inc.,  1285 Avenue  of the  Americas, New  York,  NY
 10019.

                                                                       EXHIBIT B

                                                            YEAR IN WHICH NOMINEES BECAME BOARD MEMBERS*
                                      ----------------------------------------------------------------------------------------
                                       MARGO N.     RICHARD Q.    E. GARRETT                                         JOHN R.
FUND NAME                              ALEXANDER     ARMSTRONG     BEWKES**     MEYER FELDBERG     RICHARD BURT    TORELL III
------------------------------------  -----------  -------------  -----------  -----------------  ---------------  -----------
Investment Grade Income Fund........        1996          1995          1992            1992              1995           1992
Insured Municipal Income Fund.......        1995          1995          1993            1993              1995           1992

------------------------
 *Excludes  Mary C.  Farrell, George  W. Gowen,  Frederic V.  Malek and  Carl W.
  Schafer and         , who are not presently members of these Boards.

**Mr. Bewkes resigned from each Board and was reappointed during 1993.

                                                                       EXHIBIT C

                               COMPENSATION TABLE

                                              COMPENSATION PAID TO BOARD MEMBERS
                                                  FROM THE COMPANIES FOR THE       TOTAL COMPENSATION FROM COMPANY
                                                   MOST RECENT FISCAL YEAR         AND FUND COMPLEX PAID TO BOARD
                                             ------------------------------------          MEMBERS FOR THE
INDEPENDENT BOARD MEMBER (1)                 INVESTMENT GRADE   INSURED MUNICIPAL  YEAR ENDED DECEMBER 31, 1995(2)
-------------------------------------------  -----------------  -----------------  -------------------------------
Richard Q. Armstrong.......................      $   1,250             [    ]                $     9,000
Richard Burt...............................      $   1,250          $   1,875                $     7,750
Meyer Feldberg.............................      $   3,250          $   3,500                $   106,325
George W. Gowen............................         --                 --                    $    99,750
Frederic V. Malek..........................         --                 --                    $    99,750
Carl W. Schafer............................         --                 --                    $   118,175
John R. Torell.............................      $   3,250          $   2,875                $    28,125
William D. White*..........................         [    ]             [    ]                $    33,125

------------------------
 *  Indicates Board Member who is not standing for re-election.

(1) Board Members who were not independent did not receive compensation from the Companies.

(2) No fund within the PaineWebber Fund complex has a bonus, pension, profit sharing or retirement plan.

                                                                       EXHIBIT D

                  STOCK OWNERSHIP OF NOMINEES OR BOARD MEMBERS

                                                                                                 NO. OF SHARES
                                                                                                  HELD AS OF
NOMINEE OR CURRENT BOARD MEMBERS                                                                  JANUARY 31,
WHO ARE STANDING FOR RE-ELECTION                                     FUND                            1996
----------------------------------------------  ----------------------------------------------  ---------------
Margo N. Alexander............................
Richard Q. Armstrong..........................
E. Garrett Bewkes, Jr.........................
Richard Burt..................................
Mary C. Farrell...............................
Meyer Feldberg................................
George W. Gowen...............................
Frederic V. Malek.............................
Carl W. Schafer...............................
John R. Torell III............................

                                                                                                   NO. OF SHARES
                                                                                                    HELD AS OF
CURRENT BOARD MEMBERS                                                                               JANUARY 31,
WHO ARE STANDING FOR RE-ELECTION                                      FUND                             1996
-----------------------------------------------  -----------------------------------------------  ---------------
William D. White...............................

                                                                       EXHIBIT E

                              OFFICER INFORMATION

                                                                                                      OFFICER SINCE
                                                                              NO. OF INVESTMENT    -------------------
                                                                             COMPANIES ON WHICH     INVESTMENT GRADE
NAME; PRINCIPAL BUSINESS OCCUPATION                                             SERVES AS AN        MUNICIPAL INCOME
FOR THE PAST FIVE YEARS                            AGE          OFFICE           OFFICER (1)              FUND
---------------------------------------------      ---      --------------  ---------------------  -------------------
Margo  N. Alexander; Mrs. Alexander is presi-          48   President                    30                  5/95
 dent, chief executive officer and a director
 of Mitchell Hutchins  (since January  1995).
 Mrs.   Alexander   is   an   executive  vice
 president and director of PaineWebber.
Teresa M. Boyle;  Ms. Boyle is  a first  vice          37   Vice President               30                 12/93
 president    and    manager    --   advisory
 administration of  Mitchell Hutchins.  Prior
 to November 1993, she was compliance manager
 of  Hyperion  Capital  Management,  Inc., an
 investment advisory  firm.  Prior  to  April
 1993,  Ms.  Boyle was  a vice  president and
 manager -- legal administration of  Mitchell
 Hutchins.
Gigi Capes; Ms. Capes is a vice president and          31   Vice President               30                 11/95
 the  tax manager of  the mutual fund finance                and Assistant
 division  of  Mitchell  Hutchins.  Prior  to                Treasurer
 1992,  she was a  tax senior consultant with
 KPMG Peat Marwick.
Joan L. Cohen; Ms. Cohen is a vice  president          31   Vice President               25                  2/94
 and  attorney of Mitchell Hutchins. Prior to                and Assistant
 December 1993, she was  an associate at  the                Secretary
 law firm of Seward & Kissel.
C.  William Maher; Mr. Maher  is a first vice          34   Vice President               30                  6/95
 president and a senior manager of the mutual                and Assistant
 fund finance division of Mitchell Hutchins.                 Treasurer
Dennis McCauley; Mr.  McCauley is a  managing          49   Vice President               18                  9/95
 director  and  chief  investment  officer --
 fixed income of Mitchell Hutchins. Prior  to
 December  1994,  he  was  director  of fixed
 income investments of IBM Corporation.
Ann E. Moran; Ms.  Moran is a vice  president          38   Vice President               30                  6/93
 of Mitchell Hutchins.                                       and Assistant
                                                             Treasurer
Dianne  E.  O'Donnell;  Ms.  O'Donnell  is  a          43   Vice President               30                  8/92
 senior vice  president  and  deputy  general                and Secretary
 counsel of Mitchell Hutchins.
Victoria  E.  Schonfeld; Ms.  Schonfeld  is a          45   Vice President               30                  5/94
 managing director  and  general  counsel  of
 Mitchell  Hutchins. From  April 1990  to May
 1994, she was a partner  in the law firm  of
 Arnold  & Porter.  Prior to  April 1990, she
 was a partner  in the law  firm of  Shereff,
 Friedman, Hoffman & Goodman.
Paul  H.  Schubert; Mr.  Schubert is  a first          33   Vice President               30                  9/94
 vice president and a  senior manager of  the                and Assistant
 mutual  fund  finance  division  of Mitchell                Treasurer
 Hutchins. From August  1992 to August  1994,
 he   was  a  vice   president  at  BlackRock
 Financial Management, L.P.  Prior to  August
 1992,  he was an audit  manager with Ernst &
 Young LLP.

NAME; PRINCIPAL BUSINESS OCCUPATION             INSURED MUNICIPAL
FOR THE PAST FIVE YEARS                            INCOME FUND
---------------------------------------------  -------------------
Margo  N. Alexander; Mrs. Alexander is presi-            5/95
 dent, chief executive officer and a director
 of Mitchell Hutchins  (since January  1995).
 Mrs.   Alexander   is   an   executive  vice
 president and director of PaineWebber.
Teresa M. Boyle;  Ms. Boyle is  a first  vice           12/93
 president    and    manager    --   advisory
 administration of  Mitchell Hutchins.  Prior
 to November 1993, she was compliance manager
 of  Hyperion  Capital  Management,  Inc., an
 investment advisory  firm.  Prior  to  April
 1993,  Ms.  Boyle was  a vice  president and
 manager -- legal administration of  Mitchell
 Hutchins.
Gigi Capes; Ms. Capes is a vice president and           11/95
 the  tax manager of  the mutual fund finance
 division  of  Mitchell  Hutchins.  Prior  to
 1992,  she was a  tax senior consultant with
 KPMG Peat Marwick.
Joan L. Cohen; Ms. Cohen is a vice  president            2/94
 and  attorney of Mitchell Hutchins. Prior to
 December 1993, she was  an associate at  the
 law firm of Seward & Kissel.
C.  William Maher; Mr. Maher  is a first vice            6/95
 president and a senior manager of the mutual
 fund finance division of Mitchell Hutchins.
Dennis McCauley; Mr.  McCauley is a  managing            9/95
 director  and  chief  investment  officer --
 fixed income of Mitchell Hutchins. Prior  to
 December  1994,  he  was  director  of fixed
 income investments of IBM Corporation.
Ann E. Moran; Ms.  Moran is a vice  president            6/93
 of Mitchell Hutchins.
Dianne  E.  O'Donnell;  Ms.  O'Donnell  is  a            2/93
 senior vice  president  and  deputy  general
 counsel of Mitchell Hutchins.
Victoria  E.  Schonfeld; Ms.  Schonfeld  is a            5/94
 managing director  and  general  counsel  of
 Mitchell  Hutchins. From  April 1990  to May
 1994, she was a partner  in the law firm  of
 Arnold  & Porter.  Prior to  April 1990, she
 was a partner  in the law  firm of  Shereff,
 Friedman, Hoffman & Goodman.
Paul  H.  Schubert; Mr.  Schubert is  a first            9/94
 vice president and a  senior manager of  the
 mutual  fund  finance  division  of Mitchell
 Hutchins. From August  1992 to August  1994,
 he   was  a  vice   president  at  BlackRock
 Financial Management, L.P.  Prior to  August
 1992,  he was an audit  manager with Ernst &
 Young LLP.

                                                                                                      OFFICER SINCE
                                                                              NO. OF INVESTMENT    -------------------
                                                                             COMPANIES ON WHICH     INVESTMENT GRADE
NAME; PRINCIPAL BUSINESS OCCUPATION                                             SERVES AS AN        MUNICIPAL INCOME
FOR THE PAST FIVE YEARS                            AGE          OFFICE           OFFICER (1)              FUND
---------------------------------------------      ---      --------------  ---------------------  -------------------
Julian F. Sluyters; Mr. Sluyters is a  senior          35   Vice President               30                  8/92
 vice  president  and  the  director  of  the                and Treasur-
 mutual fund  finance  division  of  Mitchell                er
 Hutchins.  Prior  to 1991,  he was  an audit
 senior manager with Ernst & Young LLP.
Gregory K.  Todd; Mr.  Todd is  a first  vice          39   Vice President               30                  6/93
 president  and associate  general counsel of                and Assistant
 Mitchell Hutchins. Prior to  1993, he was  a                Secretary
 partner   in  the   law  firm   of  Shereff,
 Friedman, Hoffman & Goodman.
Keith A. Weller; Mr.  Weller is a first  vice          34   Vice President             [24]                  9/95
 president  and associate  general counsel of                and Assistant
 Mitchell Hutchins.  From September  1987  to                Secretary
 May  1995,  he  was an  attorney  in private
 practice.

NAME; PRINCIPAL BUSINESS OCCUPATION             INSURED MUNICIPAL
FOR THE PAST FIVE YEARS                            INCOME FUND
---------------------------------------------  -------------------
Julian F. Sluyters; Mr. Sluyters is a  senior            2/93
 vice  president  and  the  director  of  the
 mutual fund  finance  division  of  Mitchell
 Hutchins.  Prior  to 1991,  he was  an audit
 senior manager with Ernst & Young LLP.
Gregory K.  Todd; Mr.  Todd is  a first  vice            6/93
 president  and associate  general counsel of
 Mitchell Hutchins. Prior to  1993, he was  a
 partner   in  the   law  firm   of  Shereff,
 Friedman, Hoffman & Goodman.
Keith A. Weller; Mr.  Weller is a first  vice            9/95
 president  and associate  general counsel of
 Mitchell Hutchins.  From September  1987  to
 May  1995,  he  was an  attorney  in private
 practice.

------------------------------
(1)  indicates  only  investment  companies  for  which  Mitchell  Hutchins   or
     PaineWebber serves as investment adviser; each officer serves in the same capacity for each separate investment company.

                                                                      EXHIBIT FR

                       EXISTING FUNDAMENTAL RESTRICTIONS

    The existing fundamental restrictions of each Fund will be found on the following pages of this exhibit.

                               TABLE OF CONTENTS

Investment Grade Income Fund.........................................................       FR-2
Insured Municipal Income Fund........................................................       FR-3

INVESTMENT GRADE INCOME FUND
The Fund may not:

     (1) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount  of  senior  securities  issued,  but  reduced  by  any  liabilities  and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

     (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation;

     (3) make an investment in any one industry if the investment would cause the aggregate value of all the Fund's investments in such industry to equal 25% or more of the Fund's total assets; provided that this limitation shall not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided further that this limitation does not apply to Municipal Obligations other than those backed only by the assets and revenues of a non-governmental entity;

     (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

     (6) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and sell short "against the box;"

     (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

     (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and options thereon;

     (9) invest in oil, gas or mineral-related programs or leases; or

    (10)   make  loans,  except  through  loans  of  portfolio  instruments  and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For purposes of limitation (2), each state (including the District of Columbia), territory and possession of the United States, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by such government or entity and owned by the Fund exceeds 10% of the Fund's total assets, such a guarantee would be considered a separate security and would be treated as issued by such government or entity. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

INSURED MUNICIPAL INCOME FUND
The Fund may not:

     (1) issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements), except (a) the Fund may borrow in an amount not in excess of 33 1/3% of total assets (including the amount  of  senior  securities  issued,  but  reduced  by  any  liabilities  and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

     (2) purchase the securities of any one issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer, provided that securities issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation;

     (3) make an investment in any one industry if the investment would cause the aggregate value of all the Fund's investments in such industry to equal 25% or more of the Fund's total assets; provided that this limitation shall not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided further that this limitation does not apply to Municipal Obligations other than those backed only by the assets and revenues of a non-governmental entity;

     (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (5) engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws and except that the Fund may write options;

     (6) make short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and sell short "against the box;"

     (7) purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and liquidate real estate acquired as a result of such enforcement;

     (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and options thereon;

     (9) invest in oil, gas or mineral-related programs or leases; or

    (10)   make  loans,  except  through  loans  of  portfolio  instruments  and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

    For purposes of limitation (2), each state (including the District of Columbia), territory and possession of the United States, each public subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond ("IDB") or private activity bond ("PAB"), if that bond is backed only by the assets and revenues of the non-governmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by such government or entity and owned by the Fund exceeds 10% of the Fund's total assets, such a guarantee would be considered a separate security and would be treated as issued by such government or entity. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

                                                                    Common Stock
                                                                         and APS

                                      PROXY

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
             PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.

              Special Meetings of Shareholders-______________, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS OF EACH OF THE ABOVE LISTED COMPANIES. The undersigned hereby appoints as proxies ___________ and ________________ and each of them (with power of substitution) to vote for the undersigned all shares of common stock and auction preferred shares ("APS") of the undersigned in the Company specified on the mailing label on this proxy card at the above referenced meetings and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE RELEVANT COMPANY.


                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to Alamo Direct Mail Services, Inc., 10 Lucon Drive, Deer Park, NY 11729.

        PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.
                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1.   FOR ALL SHAREHOLDERS (COMMON AND APS) OF EACH COMPANY:
     Election of nine members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

     ____ FOR all nominees listed below     ____ WITHHOLD AUTHORITY to vote for
          (except as marked to the               all nominees listed below
          contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike through the nominees's name in the list below.)

Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III, [_____________]

2.   ONLY FOR APS HOLDERS OF EACH COMPANY:
     Election of two members of its Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified;

     ____ FOR all nominees listed below     ____ WITHHOLD AUTHORITY to vote for
          (except as marked to the               all nominees listed below
          contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike through the nominee's name in the list below.)

Margo N. Alexander, Meyer Feldberg
                                                      FOR    AGAINST    ABSTAIN
3.   FOR ALL SHAREHOLDERS (COMMON AND APS) OF EACH COMPANY:
     Approval of certain changes to the
     Company's fundamental investment restrictions   ____     ____        ____

4.   FOR ALL SHAREHOLDERS (COMMON AND APS) OF PAINEWEBBER PREMIER
     INSURED MUNICIPAL INCOME FUND INC. ONLY:
     Approval of amendment to its Articles of
     Incorporation to change its name                ____     ____        ____


                     CONTINUED AND TO BE SIGNED ON REVERSE SIDE

This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated -- for example: "ABC Corp., John Doe, Treasurer."

                                          Sign exactly as name appears hereon.

                                                                (L.S.)
                                        ------------------------

                                                                (L.S.)
                                        ------------------------

                                        Date                    , 1996
                                            --------------------